FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): May 6, 2003

                       TERENCENET, INC
   (Exact name of registrant as specified in its charter)

      NEVADA                                 91-2079553
  (State or other    (Commission File       (IRS Employer
  jurisdiction of         Number)          Identification
  incorporation)                               Number)


                         6 AVENUE A
                 FORT PIERCE, FLORIDA 34950
(Address of principal executive offices, including zip code)

  Registrant's telephone number, including area code: (772) 429-1401

Item 7.   EXHIBITS.

(c)  The following exhibit is being furnished herewith:

     99   News Release, dated May 6, 2003, of TerenceNet, Inc.

Item 9. REGULATION FD DISCLOSURE (Information provided under Item 12 - Results f Operations and Financial Condition).

The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under
Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934.

On May 6, 2003, TerenceNet, Inc., Inc. issued a news release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99 hereto.

                         SIGNATURES
                         ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TERENCENET, INC.
                                          -------------------
                                                (Registrant)


                                     By: /s/ Terence Channon
                                     ------------------------
               Terence Channon, President, Officer, Director